                                                                     EXHIBIT 3.1


                         Dated November 26, A.D. 1970



                                  PROVINCE OF
                                    ONTARIO


                                    LETTERS
                                    PATENT
                                 Incorporating


                               LUMONICS RESEARCH
                                    LIMITED



                              RECORDED this  15th
                              day of December A.D. 1970
                              as Number 9/1996


                                "E. F. Morton"

                                  E.F. Morton
                               Recording Officer

Seal

                                  PROVINCE OF
                                    ONTARIO


     BY THE HONOURABLE A.B.R. LAWRENCE, Minister of Financial and Commercial Affairs

     TO ALL TO WHOM THESE PRESENTS SHALL COME

     GREETING

     WHEREAS the Corporations Act provides that with the exceptions therein mentioned the Lieutenant Governor may in his discretion, by Letters Patent, issue a Charter to any number of persons, not fewer than three, of twenty-one or more years of age, who apply therefor, constituting them and any others who become shareholders or members of the corporation thereby created a corporation for any of the objects to which the authority of the Legislature extends;

     AND WHEREAS by the said Act it is further provided that the member of the Executive Council to whom the administration of this Act is assigned may in his discretion and under the Seal of his office have, use, exercise and enjoy any power, right or authority conferred by the said Act on the Lieutenant Governor;

     AND WHEREAS it has been made to appear that the persons herein named have complied with the conditions precedent to the issue of the desired Charter and that the said undertaking is within the scope of the said Act;

     NOW THEREFORE KNOW YE that, being the member of the Executive Council to whom the administration of this Act is assigned, I DO BY THESE LETTERS PATENT issue a Charter to the Persons hereinafter named that is to say:


Bernard Shinder, Arnell Goldberg and Charles Gardner, Solicitors; and Elaine Gravelle and Lynda Panke, Secretaries; all of the City of Ottawa, in the Regional Municipality of Ottawa-Carleton and Province of Ontario; constituting them and any others who become shareholders of the Company hereby created a company under the name of

                           LUMONICS RESEARCH LIMITED

for the following objects, that is to say:

(a) TO design, produce, manufacture, supply, buy, sell, and deal in, install, maintain, operate, demonstrate, repair and carry out research with respect to all manner of electronic, electrical, magnetic or allied equipment, devices and things or other things capable of being used in connection with such electronic, electrical, magnetic or allied equipment, devices or things; and

(b) TO purchase, lease or otherwise acquire, to hold, rent, operate, manage, develop or otherwise use and to sell, exchange or otherwise dispose of real property, improved or unimproved, and to mortgage the same; and to acquire, construct, operate, manage, sell or otherwise dispose of buildings and structures of all kinds;

     PROVIDED, however that it shall not be lawful for the Company hereby incorporated directly or indirectly to transact or undertake any business within the meaning of The Loan and Trust Corporations Act;

     THE AUTHORIZED CAPITAL of the Company to be divided into Four Hundred Thousand (400,000) non-voting preference shares with a par value of One dollar ($1) each and One Million (1,000,000) common shares without par value; provided that the common shares shall not be issued for a consideration exceeding in amount or value the sum of Five Hundred Thousand dollars ($500,000) or such greater amount as the board of directors of the Company deems expedient on payment to the Treasurer of Ontario of the fees payable on such greater amount and on the issuance by the Minister of a certificate of such payment;

     THE HEAD OFFICE of the Company to be situate at the said City of Ottawa;
and

     THE FIRST DIRECTORS of the Company to be Bernard Shinder, Arnell Goldberg, Charles Gardner, Elaine Gravelle and Lynda Panke, hereinbefore mentioned;

     AND IT IS HEREBY ORDAINED AND DECLARED that the said non-voting preference shares (hereinafter called the "preference shares") shall have attached thereto the following:

(1) The holders of the preference shares, in priority to the holders of the common shares and any other shares ranking junior to the preference shares, shall be entitled to receive and the Company shall pay thereon, as and when declared by the board of directors of the Company out of the moneys of the company properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of five per cent (5%) per annum on the amounts from time to time paid thereon; the board of directors shall be entitled from time to time to declare part of the said preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full; if within four (4) months after the expiration of any fiscal year of the Company the board of directors in its discretion shall not declare the said dividend or any part thereof on the said preference shares for such fiscal year, then the right of the holders of the said preference shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished; the holders of the preference shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for;

(2) Except with the consent in writing of the holders of all the preference shares outstanding, no dividends shall at any time be declared and paid upon or set aside for the common shares or any other shares of the Company ranking junior to the preference shares in any fiscal year unless and until the preferential non-cumulative cash dividend on all the preference shares outstanding in respect of such fiscal year has been declared and paid or set aside for payment;

(3) In the event of the liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among shareholders for the purpose of winding up its affairs, the holders of the preference shares shall be entitled to receive from the assets and property of the Company a sum equivalent to the amount paid up on the preference shares held by them respectively together with all declared and unpaid preferential non-cumulative cash dividends thereon before any amount shall be paid or any property or assets of the Company distributed to the holders of any common shares or shares of any other class ranking junior to the preference shares; after payment to the holders of the preference shares of the amounts so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Company;

(4) The Company may at any time or times purchase (if obtainable) for cancellation all or some of the preference shares outstanding from time to time either by private contract or by invitation for tenders addressed to all the holders of record of the preference shares outstanding at the lowest price at which in the opinion of the directors such shares are obtainable but not exceeding the amount paid up thereon plus costs of purchase and all declared and unpaid preferential non-cumulative cash dividends thereon; if upon any invitation for tenders under the provisions of this clause the Company shall receive tenders of preference shares at the same lowest price which the Company may be willing to pay in an aggregate number greater than the number for which the Company is prepared to accept tenders, the preference shares so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of preference shares so tendered by each of the holders of preference shares who submitted tenders at the same lowest price;

(5) The preference shares may, upon the Company's giving notice as hereinafter provided, be redeemed at any time at the option of the Company without the consent of the holders thereof on payment for each share to be redeemed of the amount paid up thereon together with all declared and unpaid preferential non-cumulative cash dividends thereon;

(6) In any case of redemption of preference shares under the provisions of the last preceding clause (5) hereof, the Company shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of preference shares to be redeemed a notice in writing of the intention of the Company to redeem such preference shares; such notice shall be mailed in a prepaid letter addressed to each such shareholder at his address as it appears on the books of the Company or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one
     (1) or more of such shareholders shall not affect the validity of such redemption; such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the shares held by such person is to be redeemed, the number of shares to be redeemed shall be set forth; on or after the date so specified for redemption the Company shall pay or cause to be paid to or to the order of the registered holders of the preference shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Company or any other place designated in such notice of the certificates representing the preference shares called for redemption; such preference shares shall thereupon be redeemed; if a part only of the shares represented by any certificate be redeemed a new certificate for the balance shall be issued at the expense of the Company; from and after the date specified in any such notice the holders of the preference shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected; the Company shall have the right at any time after the mailing of notice of its intention to redeem any preference shares as aforesaid to deposit the redemption price of the preference shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such preference shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the preference shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively;

(7) The holders of the preference shares shall have the right to elect annually one (1) member of the board of directors of the Company but (except as hereinafter specifically provided) shall not be entitled to vote at any meeting of the shareholders of the Company; the holders of the preference shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof;

(8) The authorization for an application for the issue of Supplementary Letters Patent to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to the preference shares or to create preference shares ranking in priority to or on a parity with the preference shares, in addition to the authorization by a special resolution, may be given by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the preference shares duly called for that purpose; and

(9) The common shares without par value shall rank junior to the preference shares and shall be subject in all respects to the preferences, rights, conditions, restrictions, limitations and prohibitions attaching to the preference shares and shall entitle the holders thereof to one (1) vote in respect of each common share held at all meetings of the shareholders of the Company.



GIVEN under my hand and Seal of office at the City of Toronto in the said Province of Ontario this twenty-sixth day of November in the year of Our Lord one thousand nine hundred and seventy.


                                                                "A. B. Lawrence"

                  Ministry of
                  Consumer and
                  Commercial
Ontario           Relations
--------------------------------------------------------------------------------

                  Certificate of
                  Amendment of Articles


                  This is to certify that


                  LUMONICS RESEARCH LIMITED


                  incorporated or amalgamated on November 26, 1970 has, under section 190 of The Business Corporation Act, delivered the attached Articles of Amendment.

                  These Articles of Amendment are effective on

                  June 1, 1977.

                                                     "Irene M. Bartello"


                                                     Controller of Records
                         Seal
                                                     Companies Division







                                                           File Number   239272

                           ARTICLES OF AMENDMENT OF
                           LUMONICS RESEARCH LIMITED

                       Incorporated on November 26, 1970

-----------------
      FILED
    JUN 11 '77

    MINISTRY OF
   CONSUMER AND
    COMMERCIAL
    RELATIONS
-----------------

1. The following is a certified copy of the resolution amending the articles of the Corporation:

          RESOLVED as a special resolution that the articles of the Corporation are hereby amended to increase the authorized capital of the Corporation be creating an additional 500,000 shares without par value, ranking on a parity with the existing 1,000,000 shares without par value of the Corporation; "provided, however, that the aggregate consideration for the issue of the said shares without par value shall not exceed in amount or value the sum of One Million Five Hundred Thousand ($1,500,000.00) Dollars or such greater amount as the board of directors of the Corporation by resolution determines, provided that such resolution shall not be effective until a certified copy thereof has been filed with the Minister of Consumer and Commercial Relations, all prescribed fees have been paid and the Minister has so certified."

2.        The amendment has been duly authorized as required by subsection 2 of
Section 189 of the Business Corporations Act.

3. The resolution authorizing the amendment was confirmed by the shareholders on the 4th day of May, 1977.

4.   These articles are executed in duplicate for delivery to the Minister.


CERTIFIED                                     LUMONICS RESEARCH LIMITED,

                                              Per:  "A. R. Buchanan"
                                                    ----------------------------
                                                    President


                                              Per:  "Bernard Shinder"
                                                    ----------------------------
                                                    Secretary

                                                      Ontario Corporation Number
                                                                239272

                  Ministry of
                  Consumer and
                  Commercial
Ontario           Relations

                                  CERTIFICATE

                         THIS IS TO CERTIFY THAT THESE
                           ARTICLES ARE EFFECTIVE ON
                                 JUNE 11, 1980


                             CONTROLLER OF RECORDS
                           COMPANIES SERVICES BRANCH


                                                                          Trans.
                                                                           Code
                                                                          ------
                                                                            C
                                                                          ------

LUMONICS INC.

                              ARTICLES OF AMENDMENT
                                       OF

NAME OF CORPORAITON

         LUMONICS RESEARCH LIMITED

         INCORPORATED/AMALGAMATED ON        NOVEMBER 26, 1970
                                            (Date of Incorporation/Amalgamation)

1. THE FOLLOWING IS A CERTIFIED COPY OF THE RESOLUTION AMENDING THE ARTICLES OF THE CORPORATION:


     BE IT RESOLVED THAT:

     The Articles of the Corporation be and the same are hereby amended to change the name of the Corporation to "LUMONICS INC."

2. THE AMENDMENT HAS BEEN DULY AUTHORIZED AS REQUIRED BY SUBSECTION 2, 3 AND 4 (AS APPLICABLE) OF SECTION 189 OF THE BUSINESS CORPORATIONS ACT.

3. THE RESOLUTION AUTHORIZING THE AMENDMENT WAS CONFIRMED BY THE SHAREHOLDERS OF THE CORPORATION ON MAY 13, 1980

4.   THESE ARTICLES ARE EXECUTED IN DUPLICATE FOR DELIVERY TO THE MINISTER.

     CERTIFIED

                              LUMONICS RESEARCH LIMITED
                              --------------------------------------------------
                              (Name of Corporation)


                          BY: "A. R. Buchanan"                   PRESIDENT
                              --------------------------------------------------
                              (SIGNATURE)                (DESCRIPTION OF OFFICE)

     (CORPORATE SEAL)

                              "R. J. Atkinson"                 VICE-PRESIDENT
                              --------------------------------------------------
                              (SIGNATURE)                (DESCRIPTION OF OFFICE)

                                                      Ontario Corporation Number
                                                               239272
                  Ministry of
                  Consumer and
                  Commercial
Ontario           Relations

                                   CERTIFICATE

                          THIS IS TO CERTIFY THAT THESE
                            ARTICLES ARE EFFECTIVE ON
                                  JULY 10, 1980


                              CONTROLLER OF RECORDS
                            COMPANIES SERVICES BRANCH
                                                                     Trans.
                                                                      Code
                                                                   ----------
                                                                        C
                                                                   ----------


                              ARTICLES OF AMENDMENT
                                       OF


NAME OF CORPORATION

         LUMONICS INC.


         INCORPORATED/AMALGAMATED ON                 NOVEMBER 26, 1970
                                           -------------------------------------
                                            (Date of Incorporation/Amalgamation)


1. THE FOLLOWING IS A CERTIFIED COPY OF THE RESOLUTION AMENDING THE ARTICLES OF THE CORPORATION:

         WHEREAS the authorized capital of Lumonics Inc. (hereinafter called the "Company") includes 1.5 million common shares without par value of which 1,020,160 shares have been issued and are now outstanding as fully paid and non-assessable;

         AND WHEREAS the aggregate consideration for the issue of the common shares of the Company, without par value, shall not exceed in amount or value the sum of $1,500,000;

         AND WHEREAS it is considered advisable to subdivide the common shares without par value of the Company, issued and unissued, and to increase the authorized capital of the Company by the creation of additional common shares without par value and to remove the limitation on the consideration for which the common shares without par value can be issued, all as hereinafter provided;

         NOW THEREFORE BE IT RESOLVED AS FOLLOWS:

1.       The Articles of the Company are hereby amended by:

(a) subdividing each of the common shares without par value of the capital of the Company, issued and unissued, into two (2) common shares without par value;

(b) increasing the authorized capital of the Company by the creation of an additional 17,000,000 common shares without par value ranking on a parity in all respects with the 3,000,000 common shares resulting from the subdivision aforesaid;

(c) deleting from the Articles incorporating the Company the following words:

         "provided, however, that the aggregate consideration for the issue of the said shares without par value shall not exceed in amount or value the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) or such greater amount as the board of directors of the Corporation, by resolution, determines, provided that such resolution shall not be effective until a certified copy thereof has been filed with the Minister of Consumer and Commercial Relations, all prescribed fees have been paid, and the Minister has so certified";

(d) declaring that the authorized capital of the Company shall consist of 20,000,000 common shares without par value of which 2,040,320 common shares without par value shall be outstanding as fully paid and non-assessable, and 190,500 non-voting preference shares with a par value of $1.00 each, of which 90,500 non-voting preference shares with a par value of $1.00 each shall be outstanding as fully paid and non-assessable.

2. THE AMENDMENT HAS BEEN DULY AUTHORIZED AS REQUIRED BY SUBSECTION 2, 3 AND 4 (AS APPLICABLE) OF SECTION 189 OF THE BUSINESS
         CORPORATIONS ACT.

3. THE RESOLUTION AUTHORIZING THE AMENDMENT WAS CONFIRMED BY THE SHAREHOLDERS OF THE CORPORATION ON JULY 9th, 1980

4.       THESE ARTICLES ARE EXECUTED IN DUPLICATE FOR DELIVERY TO THE MINISTER.



         CERTIFIED

                                         LUMONICS INC.
                                         ---------------------------------------
                                         (Name of Corporation)


                                    BY:  "A. R. Buchanan"       PRESIDENT
                                         ---------------------------------------
                                         (SIGNATURE)     (DESCRIPTION OF OFFICE)

         (CORPORATE SEAL)

                                         "R. J. Atkinson"      SECRETARY
                                         ---------------------------------------
                                         (SIGNATURE)     (DESCRIPTION OF OFFICE)

                                                      Ontario Corporation Number
                                                              239272
                  Ministry of
                  Consumer and
                  Commercial
Ontario           Relations

                                  CERTIFICATE

                         THIS IS TO CERTIFY THAT THESE
                           ARTICLES ARE EFFECTIVE ON
                                JANUARY 3, 1984


                             CONTROLLER OF RECORDS
                               COMPANIES BRANCH
                                                                 Trans.
                                                                  Code
                                                                 -------
                                                                    C
                                                                 -------
----------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT

1.   The present name of the corporation is:

     LUMONICS INC.


2.   The name of the corporation is changed to (if applicable):


3.   Date of incorporation/amalgamation:

                               26 November 1970
     ---------------------------------------------------------------------------
                              (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     WHEREAS the authorized capital of the company includes twenty million common shares without par value;

     AND WHEREAS 3,930,222 of the said common shares are issued and outstanding as fully paid and non-assessable and 16,069,778 are unissued:

     NOW THEREFORE BE IT RESOLVED THAT:

     The Articles of the company be amended to subdivide each of its issued and unissued common shares without par value into two common shares without par value.

     Any two officers of the company be, and they are, hereby authorized and directed on behalf of the company to deliver Articles of Amendment in duplicate to the Minister of Consumer and Commercial Relations and to assign and execute all documents and to do all things necessary or advisable in connection with the foregoing.


5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

                               19 December 1983
     ---------------------------------------------------------------------------
                              (Day, Month, Year)


     These articles are signed in duplicate.


     CERTIFIED

                                           LUMONICS INC.
                                           ------------------------------
                                           (Name of Corporation)


                                     BY:   "R. J. Atkinson"      PRESIDENT & CEO
                                           -------------------------------------
                                           (SIGNATURE)   (DESCRIPTION OF OFFICE)

     (CORPORATE SEAL)

                                           "R. E. Hall"             SECRETARY
                                           -------------------------------------
                                           (SIGNATURE)   (DESCRIPTION OF OFFICE)

                                                      Ontario Corporation Number
                                                               239272
                  Ministry of
                  Consumer and
                  Commercial
Ontario           Relations

                                  CERTIFICATE

                         THIS IS TO CERTIFY THAT THESE
                           ARTICLES ARE EFFECTIVE ON
                                  MAY 1, 1984


                             CONTROLLER OF RECORDS
                               COMPANIES BRANCH
                                                               Trans.
                                                                Code
                                                               ------
                                                                  C
                                                               ------
--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT


1.   The present name of the corporation is:

     LUMONICS INC.


2.   The name of the corporation is changed to (if applicable):


3.   Date of incorporation/amalgamation:

                               26 November 1970
     ---------------------------------------------------------------------------
                              (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     (a) to delete from the Articles of the Corporation the objects for which the Corporation was created;

     (b) to amend the description of the Corporation's non-voting preference shares so as to delete any reference to the said shares having a par value;

     (c) to delete any restriction on the number of common shares and the number of preference shares that the Corporation may issue so that the authorized capital of the Corporation shall be divided into an unlimited number of common shares and an unlimited number of non-voting preference shares;

     (d) to amend the Articles of the Corporation so as to provide for the Corporation to have a Board of Directors of not less than Five (5) and not more than Fifteen (15).

     (e) to authorize the Corporation to use its name in the French language.


5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders (as applicable) of the corporation on

                                 30 April 1984
     ---------------------------------------------------------------------------
                              (Day, Month, Year)


     These articles are signed in duplicate.


     CERTIFIED

                                       LUMONICS INC.
                                       -----------------------------------------
                                       (Name of Corporation)


                                   BY: "R. J. Atkinson"         PRESIDENT
                                       -----------------------------------------
                                       (SIGNATURE)       (DESCRIPTION OF OFFICE)

     (CORPORATE SEAL)

                                       "R. E. Hall"             SECRETARY
                                       -----------------------------------------
                                       (SIGNATURE)       (DESCRIPTION OF OFFICE)

                                                      Ontario Corporation Number
                                                              239272
                  Ministry of
                  Consumer and
                  Commercial
Ontario           Relations

                                  CERTIFICATE

                         THIS IS TO CERTIFY THAT THESE
                           ARTICLES ARE EFFECTIVE ON
                                  MAY 9, 1986


                             CONTROLLER OF RECORDS
                               COMPANIES BRANCH
                                                                 Trans.
                                                                  Code
                                                                 -------
                                                                    C
                                                                 -------
----------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT

1.   The present name of the corporation is:

     LUMONICS INC.


2.   The name of the corporation is changed to (if applicable):


3.   Date of incorporation/amalgamation:

                               26 November 1970
     ---------------------------------------------------------------------------
                              (Day, Month, Year)

4.   The articles of the corporation are amended as follows:

     by:

     cancelling all of the authorized non-voting preference shares of the Corporation, with the result that the authorized capital of the Corporation shall consist of an unlimited number of Common shares.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

                                  8 May 1986
     ---------------------------------------------------------------------------
                               (Day, Month, Year)


     These articles are signed in duplicate.


     CERTIFIED

                                           LUMONICS INC.
                                           ------------------------------
                                           (Name of Corporation)


                                     BY:   "R. J. Atkinson"      PRESIDENT & CEO
                                           -------------------------------------
                                           (SIGNATURE)   (DESCRIPTION OF OFFICE)

     (CORPORATE SEAL)

                                           "R. E. Hall"             SECRETARY
                                           -------------------------------------
                                           (SIGNATURE)   (DESCRIPTION OF OFFICE)